SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT






     Pursuant  to  Section  13 or 15   (d)  of   the  Securities
     Exchange   Act of 1934 Date of Report (Date of earliest event
     reported).

                             March 7, 1995


                     Plymouth Rubber Company, Inc.
     (Exact name of registrant as specified in its charter)


            Massachusetts             1-5197             04-1733970
     (State or other jurisdiction   (Commission     (IRS Employer
       of incorporation)        File Number)    Identification No.)


          104 Revere Street, Canton, Massachusetts         02021
        (Address of principal executive offices)         (Zip Code)


     Registrant's Telephone Number, including area code:  (617) 828-0220

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     Item 5.  Other Event

     On March 7, 1995, the Registrant declared a 10% stock dividend on both Class A (voting) and Class B (non-voting) common stock. The dividend will be paid in Class B shares on May 23, 1995 to shareholders of record as of March 24, 1995. Cash will be paid in lieu of fractional shares using the closing price of Class B common stock on March 6, 1995.

     Item 7.   Financial Statements, Proforma Financial Information and
                    Exhibits



      (a)      Financial Statements of businesses acquired:

                    Not Applicable


      (b)      Proforma Financial Information:

                    Not Applicable


      (c)      Exhibits:

               Exhibits required as part of this report as listed in
                    the Index to Exhibits appearing on Page 5.

                           SIGNATURES




          Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                 PLYMOUTH RUBBER COMPANY, INC.
                                        (Registrant)



     Date:      March 15, 1995   By          Maurice J. Hamilburg
                                             Maurice J. Hamilburg
                             President and Chief Executive Officer

     INDEX TO EXHIBITS


          Exhibit No.                     Description


           (1)           Not Applicable

           (2)           Not Applicable

           (4)           Not Applicable

           (16)          Not Applicable

           (17)          Not Applicable

           (20)          Press Release announcing stock dividend
                         dated March 7, 1995.

           (23)          Not Applicable

           (24)          Not Applicable

           (27)          Not Applicable

           (99)          Not Applicable